EXHIBIT 13.1

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Scully Royalty Ltd. (the "Company") on Form 20-F for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Michael J. Smith, as Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)	the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2021

/s/ Michael J. Smith

By: Michael J. Smith

Title: Chief Executive Officer